EXHIBIT 99.2

PRESS RELEASE OF VINTAGE WINE ESTATES, INC. DATED APRIL 3, 2024

News Release

205 Concourse Boulevard | Santa Rosa, CA 95403

For Immediate Release

Vintage Wine Estates Announces Appointment of Steven Strom
to Board of Directors

•
Brings extensive experience with financial restructurings, financings, and complex negotiations

SANTA ROSA, CA, April 3, 2024 – Vintage Wine Estates, Inc. (Nasdaq: VWE and VWEWW) (“VWE” or the “Company”) today announced the appointment of Steven Strom to its Board of Directors, as of March 28, 2024. As an independent director, Mr. Strom will serve as the Chair of the Finance Committee, which also includes Robert L. Berner III, Mark Harms, Jon Moramarco and Patrick Roney.

“We are excited to add Steven’s significant experience in completing challenging financings and financial restructurings to our Board. We believe his deep experience in these areas will be especially valuable during this critical time as we continue negotiations with our lenders and make progress with monetizing assets,” commented Seth Kaufman, President and CEO of Vintage Wine Estates. “Steven is joining our Board at an opportune time as we accelerate our journey to simplify the VWE business model and focus on a sustainable core of Super Premium+ priority brands. Steven and the Board recognize the opportunity VWE has to divest non-core assets, improve underlying financial performance, consistently generate cash, and better support a portfolio of strong wine and cider brands with a truly omnichannel business model. We look forward to the contributions Steven will make as we continue to execute against our turnaround plan.”

Mr. Strom noted, “I have supported many companies through similar efforts to divest assets, simplify business models, and deliver sustainable financial restructurings. I believe underlying VWE are both solid assets and a strong team of people executing a viable transformation plan. I could not be more excited to partner with Seth and the Board to advance the transformation at Vintage Wine Estates.”

Mr. Strom has more than 30 years of experience as an investment banker, board member, and investor working with companies focused on challenging financings, financial restructurings, M&A, operating performance improvement, and other situations involving complex negotiations. Mr. Strom is currently CEO of Odinbrook Global Advisors, an independent advisory firm, and has previously held a range of leadership positions in the financial services industry, including Global Group Head/Managing Director of the Restructuring Group at Jefferies LLC. He began his career in the Investment Banking division of Chemical Bank (now JPMorgan Chase & Co.) and earned a B.A. in Business from Arizona State University and a M.B.A. from the University of Michigan.

Vintage Wine Estates Announces Appointment of Steven Strom to Board of Directors
April 3, 2024

About Vintage Wine Estates, Inc.
Vintage Wine Estates brings to market a unique portfolio of cider and Super Premium+ wines at $15+ per bottle. The Company focuses on building enduring and differentiated brands that resonate with consumers to generate increasing organic demand in the U.S. It leverages brand-affiliated wine clubs, tasting rooms, and owned ecommerce sites in conjunction with deep wholesale relationships to offer consumers a holistic, omnichannel experience. VWE’s ambition is to be one of the fastest growing players in the branded wine space with best-in-class profitability and consistent cash generation to create value for all stakeholders. The Company is doubling down on a culture that is uniquely consumer-centric and intensely data-driven in service of over fifteen core wine brands spanning approachably priced lifestyle labels and high-scoring premium brands.

Forward-Looking Statements
Some of the statements contained in this press release are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “believe,” “plan,” “continue,” “will,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements related to business plans and strategies; the status of negotiations with its lenders and any outcome therefrom; the quality of the company’s assets and ability of the company to monetize non-core assets; the ability of the Company to simplify its business; and the value of Mr. Strom’s service as a director, and the expected results and performance of Mr. Strom with the Board of Directors. These statements are based on various assumptions, whether or not identified in this news release, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on by any investor as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company’s ability to continue as a going concern; the Company’s ability to deleverage within the anticipated time frame or at all and its ability to achieve its cash flow projections and regain and remain in compliance with the covenants in its credit agreement, or satisfy its other contractual arrangements, including the extended forbearance agreement with its lenders; the ability of the Company to regain compliance with Nasdaq continued listing requirements; the Company’s limited experience operating as a public company; the time and expense associated with any necessary remediation of control deficiencies; the ability of the Company to effectively execute its strategic plans to reimagine the Company; the ability of the Company to retain key personnel; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of pandemics, or other outbreaks that could disrupt VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this news release. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

Investor Contact:

Deborah K. Pawlowski, Kei Advisors LLC
dpawlowski@keiadvisors.com
Phone: 716.843.3908